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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         -----------------------------

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                January 7, 1998
               Date of Report (Date of earliest event reported)


                            WHITE RIVER CORPORATION
            (Exact name of registrant as specified in its charter)




          Delaware                       0-22604                 93-1011071
(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


    777 Westchester Avenue, Suite 201
        White Plains, New York                                       10604
(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code: (914) 251-0237
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Item 5. Other Events.

On January 7, 1998, White River Corporation issued a press release announcing the election of Gordon S. Macklin to the offices of President and Chief Executive Officer. The information contained in the press release, which is attached as an exhibit to this report, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

             Exhibit 99. Press release of White River Corporation dated
                         January 7/th/, 1998.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 7, 1998



                                            White River Corporation



                                            /s/ Michael E.B. Spicer
                                            ---------------------------------
                                            Name: Michael E.B. Spicer
                                            Title: Chief Financial Officer and
                                                   Treasurer
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                                 EXHIBIT INDEX
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
Exhibit No.      Description
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
99               Press release of White River Corporation dated January 7, 1998.
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